Share-based Payments	6 Months Ended
Jun. 30, 2024
Share-based Payments
Share-based Payments

14.Share-based Payments

Overview

Lilium offers several share-based plans as summarized in the table below. A full listing and description of all share-based plans are available in the year end financial statements. All new plans in the six month period ending June 30, 2024, are detailed in this note.

The table below summarizes the expense/(income) recorded for share-based payments in the six month period ended June 30, 2024:

In € thousand	June 30, 2024	June 30, 2023
Equity-settled
General population and executives – Employee Stock Option Program (ESOP)	400	3,684
General population - Restricted Stock Units (RSU)	1,198	2,312
General population and executives - Retention and Recognition (RNR)	(18)	—
Executives – Employee Stock Option Program (ESOP) special vesting	230	504
Executives – Restricted Stock Units (RSU)	1,762	1,845
Executives - Performance-based stock awards	(1,040)	1,058
Executives - Time-based stock options (TSO)	294	553
Share-based payment – Vendors	2,190	4,561
Executives – Equity-based annual bonus	(90)	—
Cash-settled
Executives – Cash-based annual bonus	642	—
Total expense	5,568	14,517

During the period a credit of €2,407 thousand was recognized in relation to the forfeiture of executive awards due to the termination of employment.

Executives – annual bonus

In 2023 the Group operated an Executive Bonus Plan that provided a bonus award to participants for meeting specified performance targets. At the discretion of the Group the participants could be offered a settlement choice between cash or Lilium N.V. Class A shares of equivalent market value. As it was the first year of operating this award and there was no history of past settlement choice, the Group accounted for the award as an equity-settled share-based payment in other capital reserves. A credit of €90 thousand was recognized in the period to June 30, 2024, upon final settlement of the 2023 Executive Bonus Plan.

During the period to June 30, 2024, the Group entered into the 2024 Executive Bonus Plan with similar terms and conditions to the prior year. Due to past practice of settling the 2023 awards primarily in cash, the Group has recognized a cash-settled share-based payment liability of €642 thousand as of June 30, 2024.

Share-based payment – Vendor

The Group is party to a multi-year contract with a provider of a cloud subscription data analytics service. During the six month period ended June 30, 2024, the Group entered an agreement with the provider to partially settle the Year 4 subscription fee by issuance of 3,000,000 Class A shares. Further, the Group has the choice to settle a further €5,138 thousand payable on the contract by either cash payment or the issuance of Class A shares. The agreement is accounted for an equity-settled share-based payment as the Group has a history of settling such obligations by issuance of Class A shares.

As of June 30, 2024, an increase of €2,800 thousand is recognized in other capital reserves, of which €2,190 thousand was recognized in general and administrative costs in the period and €610 thousand as a prepaid expense in current non-financial assets.